Van Kampen Life Investment Trust Comstock Portfolio
                          Item 77(O) 10F-3 Transactions
                        July 1, 2006 - December 31, 2006



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
 Saic   10/12  75,000  $15.00 $1,125,  118,10    0.16%  0.05%   Morgan   Bear
 Inc.    /06    ,000            000       0                     Stanle  Stearn
                                                                  y,       s
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Citigr
                                                                 oup,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Jeffer
                                                                 ies
                                                                Quarte
                                                                rdeck,
                                                                Cowen
                                                                  &
                                                                Compan
                                                                  y,
                                                                Stifel
                                                                Nicola
                                                                 us,
                                                                Willia
                                                                  m
                                                                Blair
                                                                  &
                                                                Compan
                                                                  y,
                                                                Mellon
                                                                Financ
                                                                 ial
                                                                Market
                                                                  s,
                                                                 LLC,
                                                                Keyban
                                                                  c
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Stephe
                                                                  ns
                                                                 Inc.

 Saic   10/12  75,000  $15.00 $1,125,    100     0.00   0.00%   Morgan    SG
 Inc.    /06    ,000            000                             Stanle   Cowen
                                                                  y,    Securi
                                                                Bear,    ties
                                                                Stearn   Corp
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Citigr
                                                                 oup,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Jeffer
                                                                 ies
                                                                Quarte
                                                                rdeck,
                                                                Cowen
                                                                  &
                                                                Compan
                                                                  y,
                                                                Stifel
                                                                Nicola
                                                                 us,
                                                                Willia
                                                                  m
                                                                Blair
                                                                  &
                                                                Compan
                                                                  y,
                                                                Mellon
                                                                Financ
                                                                 ial
                                                                Market
                                                                  s,
                                                                 LLC,
                                                                Keyban
                                                                  c
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Stephe
                                                                  ns
                                                                 Inc.